INDIANA FEDERAL CORPORATION

                      1986 STOCK OPTION AND INCENTIVE PLAN

     1.   Plan Purpose.
          -------------
     The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, officers and key employees of the Corporation and its Affiliates. This plan is the third amendment and restatement of the Indiana Federal Savings and Loan Association 1986 Stock Option and Incentive Plan. No change has been made to the Indiana Federal Savings and Loan Association 1986 Stock Option and Incentive Plan which (i) materially increases the aggregate number of Shares with respect to which Awards may be made under such Plan;
(ii) materially increases the benefits accruing to Participants under the Plan;
(iii) changes the class of employees eligible to receive Options; or
(iv) creates an extension or modification (as such term is defined at Section 425 of the Code) of an existing Incentive Stock Option.

     2.   Definitions.
          ------------
     The following definitions are applicable to the Plan:

     (a) "Affiliate" -- means any "parent corporation" or "subsidiary corporation" of the Corporation as such terms are defined in Section 425(e) and
(f), respectively, of the Code.

     (b) "Association" -- means Indiana Federal Savings and Loan Association, a capital stock savings and loan association.

     (c) "Award" -- means the grant by the Committee of an Incentive Stock Option, a Non-Qualified Stock Option, or Restricted Stock, or any combination thereof, as provided in the Plan.

     (d)  "Code" -- means the Internal Revenue Code of 1954, as amended.

     (e)  "Committee" -- means the Committee referred to in Section 3 hereof.

     (f) "Continuous Service" shall mean the absence of any interruption or termination of service as a director, officer or employee of the Corporation or an Affiliate, except that when used with respect to persons granted an Incentive Option shall mean the absence of any interruption or termination of service as an employee of the Corporation or an Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or in the case of transfers between payroll locations of the Corporation or between the Corporation, its subsidiaries or its successor.

     (g) "Corporation" -- means Indiana Federal Corporation, a Delaware corporation and savings association holding company of the Association.

     (h) "Disinterested Person" -- means any person who, at the time discretion under the Plan is exercised, is not eligible, and who has not at any time within one year prior thereto been eligible, for selection as a Participant in the Plan or as a person to whom stock may be allocated or to whom stock options may be granted pursuant to any other plan of the Corporation or any of its affiliates (as that term is used in the Securities Exchange Act of 1934) entitling the participants therein to acquire stock or stock options of the Corporation or of any such affiliates.

     (i) "Employee" -- means any person, including an officer, who is employed on a full-time basis by the Corporation or any Affiliate.

     (j) "Exercise Price" -- means the price per Share at which Shares subject to an Option may be purchased upon exercise of such Option.

     (k) "Incentive Stock Option" -- means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify under Section 422 of the Code.

     (l) "Market Value" -- means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for the New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or, if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the mean between the closing high bid and low asked quotations with respect to a Share on such date on the National Association of Securities Dealers, Inc., Automated Quotations System, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Committee shall determine.

     (m) "Non-Qualified Stock Option" -- means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof, which option is not intended to qualify under Section 422 of the code.

     (n) "Option" -- means an Incentive Stock Option or a Non-Qualified Stock Option.

     (o) "Participant" -- means any director, officer or key employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

     (p) "Plan" -- means the 1986 Stock Option and Incentive Plan of the Corporation.

     (q) "Restricted Period" -- means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under
Section 9 hereof with respect to Restricted Stock awarded under the Plan.

     (r) "Restricted Stock" -- means Shares which have been contingently awarded to a Participant by the Committee subject to the restrictions referred to in Section 9 hereof, so long as such restrictions are in effect.

     (s) "Shares" -- means the shares of capital stock, par value $.01 per share, of the Corporation.

     3.   Administration.
          ---------------
     The Plan shall be administered by a Committee consisting of three or more members, each of whom shall be a Disinterested Person. The members of the Committee shall be appointed by the Board of Directors of the Corporation. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan;
(iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan. The Committee may maintain, and update from time to time as appropriate, a list designating selected directors, officers and employees as Disinterested Persons. The purpose of such list shall be to evidence the status of such individuals as Disinterested Persons, and the Board of Directors may appoint to the Committee any individual actually qualifying as a Disinterested Person, regardless of whether identified as such on said list.

     A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

     4.   Participants.
          -------------
     The Committee may select from time to time Participants in the Plan from those directors, officers and key employees (other than Disinterested Persons), of the Corporation or its Affiliates who, in the opinion of the Committee, have the capacity for contributing in a substantial measure to the successful performance of the Corporation or its Affiliates.

     5.   Shares Subject to Plan.
          -----------------------
     Subject to adjustment by the operation of Section 10 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 523,840. The Shares with respect to which Awards may be made under the Plan may either be authorized and unissued shares or unissued shares heretofore or hereafter reacquired and held as treasury shares. An Award shall not be considered to have been made under the Plan with respect to any Option which terminates or with respect to Restricted Stock which is forfeited, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination or forfeiture has occurred.

     6.   General Terms and Conditions of Options.
          ----------------------------------------
     The Committee shall have full and complete authority and discretion, except as expressly limited by the Plan, to grant Options and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions:
(i) the Exercise Price of any Option, which shall not be less than the Market Value per Share at the date of grant of such Option, (ii) the number of Shares subject to, and the expiration date of, any Option, which expiration date shall not exceed ten years from the date of grant, (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option, and (iv) the restrictions, if any, to be placed upon such Option or upon Shares which may be issued upon exercise of such Option. The Committee may, as a condition of granting any Option, require that a Participant agree not to thereafter exercise one or more Options previously granted to such Participant.

     7.   Exercise of Options.
          --------------------

     (a) An Option granted under the Plan shall be exercisable during the lifetime of the Participant to whom such Option was granted only by such Participant, and except as provided in paragraphs (c) and (d) of this Section 7, no such Option may be exercised unless at the time such Participant exercises such Option, such Participant has maintained Continuous Service since the date of grant of such Option.

     (b) To exercise an Option under the Plan, the Participant to whom such Option was granted shall give written notice to the Corporation in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Option) together with full payment of the Exercise Price, if any and to the extent required. The date of exercise shall be the date on which such notice is received by the Corporation. Payment, if any is required, shall be made either (i) in cash (including check, bank draft or money order) or (ii) if permitted by the Committee, by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

     (c) If a Participant to whom an Option was granted shall cease to maintain Continuous Service for any reason (including total and partial disability and normal and early retirement, but excluding death and termination of employment by the Corporation or any Affiliate for cause) such Participant may, but only within the period of three months immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option, exercise such Option to the extent that such Participant was entitled to exercise such Option at the date of such cessation, provided, however, that such right of exercise after cessation of Continuous Service shall not be available to a Participant if the Committee otherwise determines and so provides in the applicable instrument or instruments evidencing the grant of such Option. If a Participant to whom an Option has been granted shall cease to maintain Continuous Service by reason of death, total or partial disability or retirement at age 65 or older, such Option shall become exercisable in full upon the happening of such event and shall remain exercisable as determined by the Committee and provided in the instrument or instruments evidencing such Option, but in no event after the expiration date of such Option. If the Continuous Service of a Participant to whom an Option was granted by the Corporation is terminated for cause, all rights under any Option of such Participant shall expire immediately upon the giving to the Participant of notice of such termination.

     (d) In the event of the death of a Participant while in the Continuous Service of the Corporation or an Affiliate, within the three month period referred to in the first sentence of paragraph (c) of this Section 7, or within the three month period following cessation of Continuous Service by reason of total or partial disability or retirement at age 65 or older, the person to whom any Option held by the Participant at the time of his death is transferred by will or by the laws of descent and distribution may exercise such Option with respect to all Shares as to which the Option has not previously been exercised at any time and from time to time, in whole or in part, within a period of one year succeeding the date of death of such Participant, but in no event later than ten years from the date of grant of such Option. Following the death of any Participant to whom an Option was granted under the Plan, the Committee may, as an alternative means of settlement of such Option, elect to pay to the person to whom such Option is transferred by will or by the laws of descent and distribution the amount by which the Market Value per Share on the date of exercise of such Option shall exceed the Exercise Price of such Option, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

     8.   Incentive Stock Options.
          ------------------------
     Incentive Stock Options may be granted only to Participants who are Employees. Any provision of the Plan to the contrary notwithstanding, (i) no Incentive Stock Option shall be granted more than ten years from the date the Plan is adopted by the Board of Directors of the Association and no Incentive Stock Option shall be exercisable more than ten years from the date such Incentive Stock Option is granted, (ii) the Exercise Price of any Incentive Stock Option shall not be less than the Market Value per share on the date such Incentive Stock Option is granted, (iii) any Incentive Stock Option shall not be transferable by the Participant to whom such Incentive Stock Option is granted other than by will or the laws of descent and distribution and shall be exercisable during such Participant's lifetime only by such Participant, (iv) no Incentive Stock Option shall be granted to any individual who, at the time such Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any Affiliate unless the Exercise Price of such Incentive Stock Option is at least 110% of the Market Value per Share at the date of grant and such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted, and (v) the aggregate Market Value (determined as of the time any Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000.

     9.   Terms and Conditions of Restricted Stock.
          -----------------------------------------
     The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant awards of Restricted Stock and, in addition to the terms and conditions contained in paragraphs (a) through (f) of this
Section 9, to provide such other terms and conditions (which need not be identical among Participants) in respect of such Awards, and the vesting thereof, as the Committee shall determine and provide in the agreement referred to in paragraph (d) of this Section 9.

     (a) At the time of an award of Restricted Stock, the Committee shall establish for each Participant a Restricted Period during which or at the expiration of which, as the Committee shall determine and provide, in the agreement referred to in paragraph (d) of this Section 9, the shares awarded as Restricted Stock shall vest, and subject to any other terms and conditions as the Committee shall provide shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. Except for such restrictions, and subject to paragraphs (c), (d) and (e) of this Section 9 and
Section 10 hereof, the Participant as owner of such shares shall have all the rights of a stockholder including but not limited to the right to receive all dividends paid on such shares and the right to vote such shares. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any shares of Restricted Stock prior to the expiration of the Restricted Period with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

     (b) Except as provided in Section 12 hereof, if a Participant ceases to maintain Continuous Service for any reason (other than death, total or partial disability or normal or early retirement) unless the Committee shall otherwise determine and provide in the agreement referred to in paragraph (d) of this
Section 9, all shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 9 shall upon such termination of Continuous Service be forfeited and returned to the Corporation. Unless the Committee shall have provided in the agreement referred to in paragraph (d) of this Section 9 for a ratable lapse of restrictions with respect to an award of shares of Restricted Stock during the Restricted Period, if a Participant ceases to maintain Continuous Service by reason of death, total or partial disability or normal or early retirement, such portion of such shares of Restricted Stock awarded to such Participant which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 9 as shall be equal to the portion of the Restricted Period with respect to such shares which shall have elapsed at the time of such termination of Continuous Service shall be free of restrictions and shall not be forfeited.

     (c) Each certificate issued in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) legend:

               "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 1986 Stock Option and Incentive Plan of Indiana Federal Corporation and an Agreement entered into between the registered owner and Indiana Federal Corporation. Copies of such Plan and Agreement are on file in the office of the Secretary of Indiana Federal Corporation, Washington at Lincolnway, Valparaiso, Indiana 46383."

     (d) At the time of an award of shares of Restricted Stock, the Participant shall enter into an Agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the award and such other matters as the Committee shall in its sole discretion determine.

     (e) At the time of an award of shares of Restricted Stock, the Committee may, in its discretion, determine that the payment to the Participant of dividends declared or paid on such shares by the Corporation or specified portion thereof, shall be deferred until the earlier to occur of (i) the lapsing of the restrictions imposed under paragraph (a) of this Section 9 or (ii) the forfeiture of such shares under paragraph (b) of this Section 9, and shall be held by the Corporation for the account of the Participant until such time. In the event of such deferral, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon as aforesaid, shall be made upon the earlier to occur of the events specified in
(i) and (ii) of the immediately preceding sentence.

     (f)  At the expiration of the restrictions imposed by paragraph (a) of this
Section 9, the Corporation shall redeliver to the Participant (or where the relevant provision of paragraph (b) of this Section 9 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (c) of this Section 9 and the Shares represented by such certificate(s) shall be free of the restrictions referred to in paragraph (a) of this Section 9.

     10.  Adjustments Upon Changes in Capitalization.
          ------------------------------------------
     In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure of Shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number and class of shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Participant with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Corporation in the manner provided in Section 9 hereof.

     11.  Effect of Merger on Options.
          ----------------------------
     In the case of any merger, consolidation or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing entity and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option has been granted under the Plan shall have the right (subject to the provisions of the Plan and any limitation applicable to such Option), thereafter and during the term of each such Option, to receive different securities, cash or other property, or any combination thereof), any Participant to whom an Option has been granted under the Plan shall have the right (subject to the provisions of the Plan and any limitation applicable to such Option), thereafter and during the term of each such Option, to receive upon exercise of any Option an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the Exercise Price of such Option, multiplied by the number of Shares with respect to which such Option shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more such kind or kinds of property, all in the discretion of the Committee.

     12.  Effect of Change in Control.
          ----------------------------
     Each of the events specified in the following clauses (i) through (iii) of this Section 12 shall be deemed a "change in control": (i) an event of a nature that results in a change in control of the Corporation within the meaning of the Change in Bank Control Act or the Home Owner's Loan Act of 1933 and 12 C.F.R. Part 574 as in effect on the date hereof; (ii) individuals who are members of the board of directors of the Corporation on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Corporation's stockholders was approved by the nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board; or (iii) approval by the Corporation's stockholders or consummation of a plan of reorganization, merger, consolidation, sale of all or substantially all of the assets of the Corporation or a similar transaction in which the Corporation is not the resulting entity. The term "Change in Control" shall not include an acquisition of securities by an employee benefit plan of the Bank or the Corporation or a transaction in which the Bank merges or consolidates with or into another subsidiary of the Corporation in the absence of a change in control of the Corporation. In the application of 12 C.F.R. Part 574 to a determination of a Change in Control, determinations to be made by the Office of Thrift Supervision ("OTS") or its Director under such regulations shall be made by the Board of Directors. If the Continuous Service of any Participant of the Corporation or any Affiliate is involuntarily terminated, for whatever reason, at any time within eighteen months after a change in control, unless the Committee shall have otherwise provided in the agreement referred to in paragraph (d) of Section 9 hereof, any Restricted Period with respect to Restricted Stock theretofore awarded to such Participant shall lapse upon such termination and all Shares awarded as Restricted Stock shall become fully vested in the Participant to whom such Shares were awarded. The term "involuntarily terminated" in this Plan shall refer to the termination of the employment of Employee without his express written consent.

        In addition, a material diminution of or interference with the Participant's duties, responsibilities and benefits shall be deemed and shall constitute an involuntary termination of employment to the same extent as express notice of such involuntary termination. By way of example and not by way of limitation, any of the following actions, if materially adverse to the Participant, shall constitute such diminution or interference unless consented to in writing by the Participant: (1) a change in the principal workplace of the Participant to a location outside of Valparaiso, Indiana; (2) a material reduction in the secretarial or other administrative support of the Participant;
(3) a material demotion of the Participant, a reduction in the number or seniority of other Company personnel reporting to the Participant, or a reduction in the frequency with which, or in the nature of the matters with respect to which, such personnel are to report to the Participant, other than as part of a Company-wide reduction in staff; (4) a reduction or adverse change in the salary, perquisites, benefits, contingent benefits or vacation time which had theretofore been provided to the Participant, other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Corporation; and (5) a material increase in the required hours of work or the workload of the Participant.

        If a tender offer or exchange offer for Shares (other than such an offer by the corporation) is commenced, or if any event specified in clauses (i) through (iii) above shall occur, unless the Committee shall have otherwise provided in the instrument evidencing the grant of an Option, all Options theretofore granted and not fully exercisable shall become exercisable in full upon the happening of such event and shall remain so exercisable in accordance with their terms; provided, however, that no Option shall be exercisable by a directors or officer of the Corporation within six months of the date of grant of such Option and no Option which as previously been exercised or otherwise terminated shall become exercisable.

     13.  Assignments and Transfers.
          --------------------------
     No Award nor any right or interest of a Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution.

     14.  Employee Rights Under the Plan.
          -------------------------------
     No director, officer or key employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no director, officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

     15.  Delivery and Registration of Stock.
          -----------------------------------
     The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provision of the Securities Act of 1933 or any other Federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to
(i) the admission of such shares to listing on any stock exchange or system on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

         This Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934. Any provision of the Plan which is inconsistent with said Rule shall, to the extent of such inconsistency, be inoperative and shall not affect the validity of the remaining provisions of the Plan.

     16.  Withholding Tax.
          ----------------
     Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Corporation shall have the right to require the Participant or other person receiving such shares to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such shares or, in lieu thereof, to retain, or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Corporation shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments.

         Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

     17.  Amendment or Termination.
          -------------------------
     The Board of Directors of the Corporation may amend, suspend or terminate the Plan or any portion thereof at any time, but (except as provided in Section 10 hereof) no amendment shall be made without approval of the stockholders of the Corporation which shall (i) materially increase the aggregate number of Shares with respect to which Awards may be made under the Plan, (ii) materially increase the benefits accruing to Participants under the Plan or (iii) change the class of persons eligible to participate in the Plan; provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan.

     18.  Effective Date and Term of Plan.
          --------------------------------
     The Plan became effective upon its adoption by the Board of Directors of the Association, the predecessor in interest of the Corporation, and was approved by a vote of the holders of a majority of the outstanding shares of the Association entitled to vote on the adoption of the Plan. The Plan was assumed by the Corporation pursuant to the reorganization of the Association to holding company form effective November 30, 1988. This Plan shall continue in effect for a term of ten years unless sooner terminated under Section 17 hereof.

     19.  Formula Awards to Non-Employee Directors.
          -----------------------------------------
     Subject to the conditions of this Section 19, on each February 1, each non-employee director of the Corporation who served in such capacity for the entirety of the immediately preceding fiscal year and continues to so serve on such February 1 shall receive a Non-Qualified Stock Option to purchase the number of Shares corresponding the Corporation's actual return on equity ("ROE") for the immediately preceding fiscal year according to the schedule set forth below:

             Corporation's            Shares Subject
               Actual ROE               to Option
               ----------               ---------
[AT LEAST]         10%                    1,500
                   11                     2,250
                   12                     3,000
                   13                     3,750
                   14                     4,500

provided, however, that no awards pursuant to this Section 19 shall be granted relating to any fiscal year in which the Corporation does not achieve a return on assets of at least .80%. The Exercise Price for the Non-Qualified Stock Options granted pursuant to this Section 19 shall be the Market Value of the Shares on the date of grant.